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Exhibit 23

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-39571 and 333-91659) of Omtool, Ltd. of our report dated January 15, 2004 relating to the financial statements which appears in this annual Form 10-K.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 22, 2004

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  Exhibit 23
CONSENT OF INDEPENDENT ACCOUNTANTS